CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Other Comprehensive Income Available For Sale Securities Tax [Abstract]
Net Income	$ 18,617	$ 15,925	$ 17,656
Other Comprensive Income [Abstract]
Change in fair value of interest rate swap	(987)	(2,141)	324
Change in unrealized gain on securities available for sale	(468)	346	(971)
Plus reclassification adjustment for realized gains and losses included in net income on called securities	(27)	141	86
Other Comprehensive Income	(1,482)	(1,654)	(561)
Total other comprhensive income	17,135	14,271	17,095
Comprehensive income attributable to the noncontrolling interest	(220)	(387)	0
Comprehensive income attributable to the Company	$ 17,355	$ 14,658	$ 17,095